EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Reve Technologies, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2014, I, Tamio Stehrenberger, Chief Executive Officer, Chief Financial Officer and Director of Reve Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	Such Annual Report on Form 10-K for the fiscal year ended December 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Annual Report on Form 10-K for the fiscal year ended December 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of Reve Technologies, Inc.

Date: March 31, 2015	By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
Principal Executive Officer and Principle Financial Officer